SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 18, 1998

                       ADVANCED COMMUNICATIONS GROUP, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                      001-13875                  76-0549396
  (State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
  incorporation or organization)                             Identification No.)

         390 SOUTH WOODS MILL ROAD, SUITE 150
                 ST. LOUIS, MISSOURI                                63017
       (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (314) 205-1880

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

        Advanced Communications Group, Inc. was founded to create a regional competitive local exchange carrier that provides an integrated portfolio of telecommunications services principally to business customers in selected service areas of Southwestern Bell Telephone Company and U S WEST Communications, Inc. (the "Region"). On February 18, 1998, it acquired, in related transactions, six telecommunications service providers, one yellow page publisher, two telephone equipment sales and maintenance companies, a predecessor organized in 1996 under the same name, and a 49% interest in a company owning a fiber optic network (collectively, the "Acquisitions"). Unless otherwise indicated herein by the context, references herein to (i) "ACG" refer collectively to Advanced Communications Group, Inc. and its predecessor, and
(ii) the "Company" refer collectively to the entities acquired in the Acquisitions other than the interest in the fiber optic network company (collectively, the "Acquired Companies"), ACG and its predecessor company. Unless otherwise indicated, the share data below give effect to a reverse stock split of approximately one-for-2.645 of the outstanding capital stock of ACG's predecessor prior to the closing of the Acquisitions.

        In the Acquisitions, ACG acquired (i) all the outstanding stock of Feist Long Distance Service, Inc., FirsTel, Inc., Great Western Directories, Inc., Tele-Systems, Inc. and Valu-Line of Longview, Inc, (ii) substantially all the assets of Long Distance Management II, Inc., Long Distance Management of Kansas, Inc., National Telecom, and The Switchboard of Oklahoma City, Inc. and (iii) 49% of the common stock of KIN Network, Inc. The following is a brief description of the operating companies involved in the Acquisitions:

        GREAT WESTERN: Great Western Directories, Inc. ("Great Western"), founded in 1984 and headquartered in Amarillo, Texas, produces and distributes approximately 3.1 million yellow page directories annually covering 20 service areas in Oklahoma and Texas, and also publishes three yellow page directories in California. During the twelve months ended November 30, 1997, Great Western published 20 yellow page directories covering markets in the Region that contained advertisements for approximately 46,000 primarily small to mid-sized business customers.

        VALU-LINE: Valu-Line of Longview, Inc. ("Valu-Line"), headquartered in Longview, Texas, was founded in 1983. Valu-Line owns and operates a Harris 2020 LX digital tandem and local switch located in Dallas, Texas, and as of November 30, 1997, provided long distance services to approximately 9,200 customers in Arkansas, Louisiana, Oklahoma and Texas. Valu-Line has recently received authorization to provide local telephone service in Texas, and as of November 30, 1997, provided local service to approximately 2,250 access lines on a resale basis through Southwestern Bell to customers in North and East Texas.

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        FIRSTEL: FirsTel, Inc. ("FirsTel") headquartered in Sioux Falls, South
Dakota, was founded in 1993. FirsTel owns and operates a switch center in Sioux Falls that includes three linked Harris 2020 digital tandem switches and, as of November 30, 1997, provided bundled telecommunications service to approximately 9,400 customers in Colorado, Idaho, Iowa, Minnesota, Montana, Nebraska, North Dakota, South Dakota and Wyoming. As of November 30, 1997, FirsTel provided local service to approximately 5,800 access lines on a resale basis through U S WEST to customers in North Dakota and South Dakota. FirsTel has recently secured authorization to provide local service in Minnesota, Nebraska and Wyoming and has an application pending to provide local service in Iowa. FirsTel began offering cellular service on a resale basis in South Dakota in February 1997 and had approximately 2,200 cellular subscribers as of November 30, 1997. In early September 1997, FirsTel contracted to acquire two small telecommunications companies in South Dakota.

        FEIST LONG DISTANCE: Feist Long Distance Service, Inc. ("Feist Long Distance"), headquartered in Wichita, Kansas, was founded in 1992 by the stockholders of Feist Publications, Inc., a yellow page publisher that has been in business for 20 years. Feist Long Distance owns and operates a Northern Telecom DMS 250 digital tandem switch located in Wichita, Kansas, and as of November 30, 1997, provided primarily long distance services to approximately 15,000 customers in Colorado, Kansas, Nebraska, Oklahoma and Texas. Feist Long Distance received authorization in March 1997 to provide local telephone service in Kansas. As of November 30, 1997, Feist Long Distance provided local service to approximately 9,400 access lines on a resale basis through Southwestern Bell to customers primarily in the Wichita, Kansas metropolitan area.

        OTHER ACQUIRED COMPANIES: The "Other Acquired Companies" (Long Distance Management II, Inc., Long Distance Management of Kansas, Inc., The Switchboard of Oklahoma City, Inc., Tele-Systems, Inc. and National Telecom, a proprietorship) include three other small long distance companies and two telephone equipment sales and service companies. One of the Other Acquired Companies owns and operates a Stromberg Carlson digital tandem switch located in Oklahoma City, Oklahoma. As of November 30, 1997, the Other Acquired Companies provided long distance service to approximately 8,800 customers and also provided telephone equipment and related maintenance services to over 2,800 customers in the Wichita, Kansas market.

        KINNET: KIN Network, Inc. ("KINNET"), headquartered in Salina, Kansas, owns or operates an approximately 880-route mile fiber optic network in Kansas that connects 105 Kansas communities. KINNET sells private line services of DS0, DS1 and DS3 capacity to interexchange carriers, cellular carriers, independent local telephone companies, business and governmental accounts and others, including Feist Long Distance. KINNET currently has one of the largest fiber optic networks in the state of Kansas. KINNET also operates a Northern Telecom DMS 500 digital tandem and local switch located near the center of its fiber optic network in Moundridge, Kansas capable of handling both long distance and local services. In 1996, KINNET provided 104 million

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minutes of equal access time or 1+ dialing service for approximately 18 independent local telephone companies in Kansas. ACG will account for its 49% ownership interest in KINNET by using the equity method of accounting.

        As part of the consideration in the KINNET transaction, ACG issued 714,286 shares of Common Stock to the existing stockholder of KINNET, and it also made a $10.0 million direct cash investment in KINNET, $5.0 million of which KINNET has agreed to apply to the buildout in 1998 and 1999 of a 537-mile, $21.5 million network extension from Wichita, Kansas to the greater Kansas City metropolitan area, with a leg to Tulsa, Oklahoma that will provide self-healing redundancy to its fiber optic network. KINNET has advised the Company that it expects to finance the balance of the expansion with proceeds from the Rural Telephone Finance Cooperative.

SUMMARY OF TERMS OF THE ACQUISITIONS

        ACG had entered into definitive acquisition agreements to acquire each of the Acquired Companies, its predecessor and its interest in KINNET. The aggregate consideration paid by ACG in the Acquisitions consisted of approximately $73.3 million in cash to stockholders of the Acquired Companies, $10.0 million as a direct cash investment in KINNET, promissory notes in the aggregate principal amount of $17.4 million, 3,383,589 shares of ACG's common stock, par value $.0001 per share ("Common Stock"), warrants issued in June 1997 to purchase 756,078 shares of Common Stock exercisable at $6.61 per share, and options or warrants issued at the closing to purchase 598,500 shares of Common Stock exercisable at the initial public offering price and 38,635 shares of Common Stock exercisable at one-third of the initial public offering price. Up to $50,000 in value of additional shares of Common Stock (computed at the initial public offering price) may be issued to the transferor of certain assets acquired by FirsTel if certain former customers of the transferor do a targeted amount of business with FirsTel by August 31, 1998. Further, prior to the closing of the Acquisitions, certain of the Acquired Companies that are S Corporations made cash distributions to their stockholders in amounts generally equal either to the undistributed retained earnings of the S Corporations, or the income tax due on those amounts, subject to certain limitations. Additionally, ACG also acquired from the stockholders of Feist Long Distance and FirsTel, together with the stock of those companies, approximately $0.7 million and $1.0 million, respectively, of notes owed by those corporations to certain of their stockholders. The cash portion of the purchase price was provided by a portion of the proceeds from ACG's initial public offering of 8,000,000 shares of Common Stock at $14 per share which was registered under the Securities Act of 1933, as amended (Registration No. 333-37671) and which was also closed on February 18, 1998.

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        The following table sets forth certain summary information relating to the acquisition of the Acquired Companies and the interest in KINNET, including the consideration payable.

                                  CONSIDERATION

      ACQUIRED                NUMBER OF
      COMPANIES               SHARES OF
    AND KINNET(1)           COMMON STOCK        CASH          NOTES      OTHER
    -------------           ------------        ----          -----      -----
                                             (dollars in thousands)
Great Western .........       714,286         $55,000       $15,000(2)     (3)
Valu-Line .............       371,429(4)        6,600          --          --
FirsTel ...............       783,588           5,000         2,000(5)     (6)
Feist Long
    Distance ..........       714,286           1,500(7)       --          --
Other Acquired
    Companies .........        85,714           5,236           350(8)     (9)
KINNET ................       714,286(10)      10,000(10)      --          --
        Total .........     3,383,589         $83,336       $17,350
                            =========         =======       =======

(1) In each case represents the acquisition of all of the stock or substantially all of the assets, except KINNET, where the Company is acquiring 49% of its outstanding capital stock.

(2) Notes mature on the second anniversary date of the closing of the Acquisitions, bear interest at 5% per annum, payable annually, and are subordinated to the first $50.0 million of outstanding bank debt.

(3) Includes non-transferable ten-year warrants to purchase 756,078 shares of Common Stock exercisable at $6.61 per share granted in June 1997 and 500,000 non-transferrable five-year warrants to purchase Common Stock at the initial public offering price issued at the closing of the Acquisitions.

(4) Includes 20,000 shares of Common Stock placed into escrow for one year, all or a portion of which will be returned to the Company if Valu-Line incurs any liability for providing intrastate long distance services to customers in Arkansas without the requisite permit and 71,428 shares of Common Stock placed into escrow for six months, all or a portion of which may be returned to the Company to indemnify it if certain liabilities arise.

(5) Notes are convertible into Common Stock at the initial public offering price, mature on the second anniversary date of the closing of the Acquisitions, bear interest at 10% per annum, payable annually, and are subordinated to the first $50.0 million of outstanding bank debt.

(6) Includes 50,000 non-transferrable five-year warrants to purchase Common Stock at the initial public offering price issued at the closing of the Acquisitions.

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(7)     In connection with the extension of the termination date of the acquisition agreement relating to Feist Long Distance from January 31, 1998 to February 20, 1998, the Feist shareholders agreed to reduce the cash component of the consideration payable to them by $3.5 million in exchange for the Company's covenant not to commence publication of a yellow page directory in Oklahoma City or its metropolitan area until after the fifth anniversary of the acquisition.

(8) Note bears interest at 7% per annum, and is payable in three equal installments plus accrued interest, payable on the first three anniversary dates of the closing of the Acquisitions.

(9) Includes 12,500 ten-year options and 36,000 ten-year warrants to purchase Common Stock exercisable at the initial public offering price and 38,635 ten-year options to purchase Common Stock at one-third of the initial public offering price. These 38,635 options vest as an entirety at the end of the 37th month following the closing of the Acquisitions, may be put back to the Company for $155,000 during the 38th month following the closing of the Acquisitions, and are subject to cancellation if the terms of certain employment and non-competition agreements are violated. A stockholder of one of the Other Acquired Companies may receive up to 12,500 additional ten-year options to purchase Common Stock at the initial public offering price if his company meets certain financial tests subsequent to the closing.

(10) The shares are being issued to the stockholder of KINNET, and the $10.0 million cash component is a direct cash investment in KINNET.



        The consideration paid by ACG in the Acquisitions was determined by arm's length negotiations between representatives of ACG and each of the respective companies. The closing of each Acquisition was subject to customary conditions.

        ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

               (a)    Financial Statements of Business Acquired

                      The financial statements required for certain of the Acquired Companies for the periods specified in Section 3.05(b) of Regulation S-X, prepared pursuant to Regulation S-X but without supporting schedules, will be filed, together with any required accountants' reports, within 60 days after March 5, 1998.

               (b)    Pro Forma Financial Information

                      The pro forma financial information that would be required pursuant to Article 11 of Regulation S-X will be filed within 60 days after March 5, 1998.

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               (c)    Exhibits

                      The following documents are filed as exhibits to this Form.

 Exhibit
 NUMBER                      DESCRIPTION OF EXHIBIT

*2.1 Restated Stock Purchase Agreement dated as of October 6, 1997, by and among Advanced Communications Group, Inc., Advanced Communications Corp., Great Western Directories, Inc. and the stockholders of Great Western Directories, Inc.
*2.1A Amendment No. 1 dated as of January 8, 1998 to the Restated Stock Purchase Agreement filed as Exhibit 2.1.
*2.2 Agreement and Plan of Exchange dated as of October 6, 1997, by and among Advanced Communications Group, Inc., Advanced Communications Corp., ACG Acquisition Corp., Valu-Line of Longview, Inc. and the shareholders of Valu-Line of Longview, Inc.
*2.2A Amendment No. 1 dated as of January 8, 1998 to the Agreement and Plan of Exchange filed as Exhibit 2.2.
*2.2B Form of Second Amendment dated as of February 11, 1998 to the Agreement and Plan and Exchanged filed as Exhibit 2.2, including a Form of Escrow Agreement attached thereto as Annex III.
*2.3 Agreement and Plan of Exchange dated as of October 6, 1997, by and among Advanced Communications Group, Inc., Advanced Communications Corp., 1+USA V Acquisition Corp., Feist Long Distance Service, Inc. and the stockholders of Feist Long Distance Service, Inc.
*2.3A Amendment No. 1 dated as of January 10, 1998 to the Agreement and Plan of Exchange filed as Exhibit 2.3.
*2.4 Agreement and Plan of Exchange dated as of October 6, 1997, by and among Advanced Communications Group, Inc., FirsTel, Inc., the stockholders of FirsTel, Inc. and others.
*2.4A Amendment No. 1 dated as of December 15, 1997 to the Agreement and Plan of Exchange filed as Exhibit 2.4.
*2.4B Amendment No. 2 dated as of January 8, 1998 to the Agreement and Plan of Exchange filed as Exhibit 2.4.
*2.5 Agreement and Plan of Exchange dated as of October 6, 1997, by and among Advanced Communications Group, Inc., Advanced Communications Corp., ACG Acquisition II Corp., Tele-Systems, Inc. and the stockholders of Tele-Systems, Inc.
*2.5A Amendment No. 1 dated as of January 8, 1998 to the Agreement and Plan of Exchange filed as Exhibit 2.5.
*2.6 Restated Asset Purchase Agreement dated as of October 6, 1997, by and among Advanced Communications Group, Inc., Advanced Communications Corp., Long Distance Management II, Inc. and Robert Alexander.
*2.6A Amendment No. 1 dated as of January 8, 1998 to the Restated Asset Purchase Agreement filed as Exhibit 2.6.

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*2.7           Restated Asset Purchase Agreement dated as of October 6, 1997, by and among Advanced Communications Group, Inc., Advanced
               Communications Corp., Long Distance Management of Kansas, Inc.,
               Robert Alexander and others.
*2.7A          Amendment No. 1 dated as of January 8, 1998 to the Restated Asset
               Purchase Agreement filed as Exhibit 2.7.
*2.8           Restated Asset Purchase Agreement dated as of October 6, 1997, by and among Advanced Communications Group, Inc., Advanced
               Communications Corp., Switchboard of Oklahoma City, Inc. and
               others.
*2.8A          First Amendment dated as of October 6, 1997 to the Restated Asset
               Purchase Agreement filed as Exhibit 2.8.
*2.8B          Second Amendment dated as of January 8, 1998 to the Restated
               Asset Purchase Agreement filed as Exhibit 2.8.
*2.9           Restated Asset Purchase Agreement dated as of October 6, 1997, by and among Advanced Communications Group, Inc., Advanced
               Communications Corp., ACG Acquisition II Corp.
               and Daniel W. and Cheryl A. Peters.
*2.9A          Amendment No. 1 dated as of January 8, 1998 to the Restated Asset
               Purchase Agreement filed as Exhibit 2.9.
*2.10          Agreement and Plan of Exchange dated as of October 6, 1997, by and among Advanced Communications Group, Inc., Advanced
               Communications Corp., KIN Network, Inc. and
               Liberty Cellular, Inc.
*2.10A         Amendment No. 1 dated as of January 8, 1998 to the Agreement and
               Plan of Exchange filed as Exhibit 2.10.
*2.11          Agreement of Merger dated as of October 9, 1997 among Advanced
               Communications Group, Inc., Advanced Communications Corp. and
               Advanced Communications Group Acquisition, Inc.
*2.11A         Amendment No. 1 dated as of January 8, 1998 to the Agreement of
               Merger filed as Exhibit 2.11.
*10.43         Asset Purchase Agreement made and entered into as of September 3,
               1997 by and between RAFT, L.L.C., PAM Oil, Inc., Scott D.
               Scofield, William Pederson and FirsTel, Inc.
*10.44         Amendment to the Asset Purchase Agreement filed as Exhibit 10.43.

-------------------------

* Incorporated herein by reference to the exhibit of the same number to ACG's Registration Statement on Form S-1 (Registration No. 333-37671).

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                                           SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ADVANCED COMMUNICATIONS GROUP, INC.

                                            By: WILLIAM H. ZIMMER III

                                                William H. Zimmer III
                                             Executive Vice President and Chief
                                               Financial Officer

Dated: March 5, 1998


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